UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2021

Procore Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40396	73-1636261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6309 Carpinteria Avenue Carpinteria, California	93013
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 477-6267

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PCOR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 8.01 of this Current Report on Form 8-K, including the issuance of the Shares (as defined below), is hereby incorporated by reference into this Item 3.02. The Shares were issued pursuant to the exemption from the registration requirements provided in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for transactions by an issuer not involving any public offering. Accordingly, the offer and sale of the Shares pursuant to the Merger Agreement (as defined below) have not been registered under the Securities Act, and the Shares may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Item 7.01	Regulation FD Disclosure.

On November 3, 2021, Procore Technologies, Inc. (“Procore”) issued a press release announcing the completion of the Merger (as defined below) pursuant to the terms of the Merger Agreement, a copy of which is furnished as Exhibit 99.1.

The information set forth in or incorporated by reference into this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

As previously reported, on September 20, 2021, Procore entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Procore, Lucky Strike Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Procore (“Merger Sub”), Express Lien, Inc. (d/b/a Levelset), a Delaware corporation (“Levelset”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely as the representative, agent and attorney-in-fact of the Company Indemnitors (as defined in the Merger Agreement). The entry into the Merger Agreement and related matters were reported in a Current Report on Form 8-K filed by Procore with the Securities and Exchange Commission (the “SEC”) on September 22, 2021, which filing is incorporated herein by reference. Merger Sub was formed by Procore to merge with and into Levelset, with Levelset continuing as the surviving company and as a wholly-owned subsidiary of Procore (the “Merger”). On November 2, 2021 (the “Closing Date”), Procore completed the Merger pursuant to the terms of the Merger Agreement, with Levelset continuing as a wholly-owned subsidiary of Procore.

On the Closing Date, Procore paid aggregate consideration of approximately $500 million, consisting of (i) approximately $425 million in cash (the “Cash Consideration”), subject to customary adjustments for working capital, transaction expenses, cash and indebtedness, and (ii) approximately $75 million in Procore common stock (the “Common Stock”), which, based on the volume-weighted average trading price of a share of Common Stock as measured over thirty consecutive trading days on the New York Stock Exchange immediately prior to the Closing Date, consisted of 810,169 shares (the “Shares”). A portion of the Cash Consideration is held in escrow to secure indemnification obligations of Levelset’s former interest holders. The Shares were issued to former interest holders of Levelset that are accredited investors, subject to the terms and conditions of the Merger Agreement. Any former interest holders of Levelset that are not accredited investors received cash in lieu of any Shares that would have otherwise been issuable to such holder.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2021.

NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including any exhibit hereto, contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, about Procore and its industry that involve substantial risks and uncertainties. These statements include, but are not limited to, statements regarding the expected benefits of the transaction, management plans relating to the transaction, and statements that address Procore’s expected future business and financial performance. All statements other than statements of historical fact contained in this Current Report on Form 8-K, are forward-looking statements of Procore’s future operating results and financial position, its business strategy and plans, market growth and trends, and objectives for future operations. Forward-looking statements generally relate to future events or Procore’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions that concern Procore’s expectations, strategy, plans or intentions. Important risks and uncertainties that could cause Procore’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) risks associated with (a) the failure to receive the anticipated benefits from the transaction, including due to Procore’s inability to successfully integrate Levelset into its business, (b) diverting management attention from ongoing business operations, (c) the commencement or outcome of any legal proceedings that may be instituted against Procore or Levelset in connection with the transaction and (d) the effects of the transaction on the combined business, including on operating costs, customer loss and business disruption; (ii) changes in laws and regulations applicable to Procore’s or Levelset’s business model; (iii) changes in market or industry conditions, regulatory environment and receptivity to Procore’s or Levelset’s technology and services; (iv) results of litigation or a security incident; (v) the loss of one or more of Procore’s or Levelset’s key customers or partners; (vi) the impact of COVID-19 on Procore’s or Levelset’s business and results of operations; (vii) changes to Procore’s or Levelset’s abilities to recruit and retain qualified team members; and (viii) the risks described in the other filings Procore makes with the SEC from time to time, including the risks described under the heading “Risk Factors” in Procore’s Quarterly Report on Form 10-Q, which should be read in conjunction with its financial results and forward-looking statements. Moreover, Procore operates in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for Procore to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Current Report on Form 8-K. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements.

All forward-looking statements made in this Current Report on Form 8-K or any exhibit hereto relate only to events as of the date on which the statements are made. Procore undertakes no obligation to update any forward-looking statements made in this Current Report on Form 8-K or any exhibit hereto to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events, except as required by law. Procore may not actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements, and you should not place undue reliance on its forward-looking statements. Procore’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Procore Technologies, Inc. Press Release, dated as of November 3, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Procore Technologies, Inc.

Dated: November 3, 2021	By:	/s/ Benjamin C. Singer
Benjamin C. Singer
Chief Legal Officer and Corporate Secretary